UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

7/31

Date of reporting period:   7/31/11

Item 1.  Reports to Stockholders.

ANNUAL REPORT

JULY 31, 2011

INVESTOR CLASS SHARES  (WADEX)

1-866-950-6WFG

www.wadefunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

September 9, 2011

Dear Shareholder,

We are living in interesting times. Since the launch of the Wade Core Destination Fund (the “Fund”) (WADEX) global markets experienced one of the steepest falls and recoveries since the Great Depression. The Fund returned more than 8% in 2010 and is up year to date 1.63% as of fiscal year end 7/31/11. The Fund’s positive performance is the result of several factors. Due to our bearish view on the markets we maintained a low level of equity exposure and continued to decrease that exposure as the markets weakened.  The Fund’s investments in individual bonds and bond funds and especially our investments in the precious metals sector contributed to the positive absolute performance of the Fund.  These sectors outperformed the equity markets by a large degree.  As we have done since the Fund’s inception, we continue to implement a contrarian value approach to investing. This drives us to search for undervalued assets wherever they may be regardless of the day to day movements of the market.  In addition to these investments the Fund increased its exposure to inverse ETF’s, which are designed to profit from a fall in a specific market or index.  The Fund is in the process of changing its name and prospectus slightly in order to enhance the Fund’s ability to capitalize on market opportunities.  The new Fund name will be Wade Tactical L/S Fund.

Through most of 2010 and all of 2011, markets have continued to be highly volatile. Concerns about further shocks to the global economy have led to new problems constantly rearing their ugly heads. The latest substantial sell-off has shocked the marketplace creating fear with many investors that a replica of 2008 is imminent.  We do not know if any particular problem will cause the global economy to head back into recession, but we do know that economic growth is weak and market risks are currently very high.

Investing Is Not a Sprint but a Marathon

As an investor in the Fund, you should not be investing with the goal of making a mad dash to finish first in performance every quarter. Your investment journey is a marathon and you want to end the journey having captured positive returns in strong economic environments and limited losses in weak ones.

As fiduciaries of our investor’s capital, my team and I have remained steadfast in our investment process and philosophy. Our goals continue to be helping investors protect their capital and achieve a positive absolute return over a full investing cycle. We continue to identify securities or sectors where a mismatch between the markets’ perceived value and the true value lies. Applying Wade Financial Group’s ConVal® contrarian style of investing bent to buying such undervalued securities often means the Fund will be going against the crowd and buying when everyone else is selling. It also means that we are not afraid to hold cash when attractive buying opportunities do not exist or take short positions we believe can best serve the Fund’s shareholders.

Looking Ahead

We believe the Global Economic recovery will continue to be very uneven, especially here in the U.S. where growth has once again slowed. As the fiscal stimulus utilized by the government has finished, the probability of a second recession greatly increases for the U.S. The government has issued large amounts of debt over the last two years which means a limited ability to further aggressively stimulate the economy in an unbridled manner. Should the U.S. end up in recession again, the probability of other developed nations following suit will be high. Some developing nations will fare slightly better due to a growing consumer population but most developing nations in general will experience sub-par growth should the U.S. go back into a recession. Our expectations are for low single- digit returns over the intermediate term for both stocks and bonds.

There continues to be pockets of good value in high-quality companies with strong balance sheets, high competitive advantages and a steady record of raising dividends. We continue to make incremental upgrades to the basket of such companies that the Fund owns as investors get “Paid to Wait” ® in this environment of low growth. We have also continued to add to a core holding of 20 to 30 stocks of companies with strong growth prospects that have not been recognized by Mr. Market thus allowing us to purchase the shares at attractive valuations.

In order to reduce equity exposure to a below neutral stance without needing to sell any of the stocks we have a high conviction in; the Fund utilizes short equity ETFs which allow us to better control the market exposure we seek.

By utilizing a short emerging market ETF, we have been able to increase exposure to several sectors of the Brazilian market without increasing the overall exposure to Emerging Market stocks. Brazil is one of the few emerging market economies we believe may experience a sustained period of economic prosperity due to a growing middle class of consumers. Growth will be further fueled by the preparations for the 2014 World Cup and 2016 Olympics.

With our fixed income holdings, we continue to opportunistically add to individual bond positions only when there are mispricing. A recent example would be the tremendous value on a risk/reward basis in GMAC and Ford bonds.  These companies’ strong balance sheets mean that the likelihood of bankruptcy over the next few years is very low, thus the bonds are attractively priced.

While we believe inflation will be an issue some time in the future, our current outlook is that deflation is more likely in the short to medium term, therefore we have maintained an intermediate duration exposure for the Fund’s overall fixed income component.

The Fund has exposure to Gold and Silver in the precious metals space by investing in ETFs that hold the actual commodity. Gold and Silver have historically been strong hedges against monetary debasement caused by high levels of government debt which may eventually lead to inflation and a weak Dollar.

Asset allocation, security selection and diversification continue to be the main drivers of returns for the Fund. Unique asset classes including strategies such as managed futures, precious metals, and distressed debt will help to dampen volatility.

                                                                                                                   The graphic below provides an approximate asset allocation of the Fund, as of this writing.

Real Estate, 0%
Special Situations, 4%
Global Stock, 0%
Managed Futures, 10%
Cash, 7%
Bond, 18%
Natural Resources, 4%
Emerging Markets Stocks, 5%
Core U.S. Stock, 24%
Foreign Stock, 7%
Asset Allocation / Hybrid 21%

Investing Along Side You

I continue to be one of the largest shareholders in the Fund with over $1.4 million of my own money invested in the Fund. As a shareholder invested right along side you, I shall continue to manage this Fund in the best interest of you the investor, always putting You First. Never expect anything less from a money manager who is the guardian of your wealth.

For more information about the Wade Core Destination Fund, please visit our website at www.wadefunds.com.

We are grateful for your investment in WADEX and for your continued confidence in our company. 2094-NLD-10/07/2011

Sincerely,

Jerry B. Wade, CFP®, CFS

Chief Investment Officer

Wade Core Destination Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2011

The Fund's performance figures* for the year ended July 31, 2011, as compared to its benchmark:
		Annualized
	One Year	Since Inception **
Wade Core Destination Fund - Investor Class	9.67%	12.24%
Lipper Balanced Fund Index ***	13.87%	17.30%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-950-6934.

** Inception date is December 2, 2008

*** The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.  It is not possible to invest directly in an Index.

Top Holdings by Industry/Category	% of Net Assets
Debt Funds	15.5%
Commodity Funds	8.8%
Emerging Markets Funds	7.2%
Short/Inverse Funds	7.1%
Asset Allocation Funds	6.0%
Oil & Gas	5.7%
Currency	3.2%
Auto Manufacturers	2.7%
Banks	2.6%
Other, Cash & Cash Equivalents	41.2%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS
July 31, 2011
Shares				Fair Value

	COMMON STOCK - 29.0%
	AEROSPACE/DEFENSE - 0.6%
2,240	Lockheed Martin Corp.			$ 169,635
760	National Presto Industries, Inc.			77,322
				246,957
	AGRICULTURE - 1.6%
77,075	Alliance One International, Inc. *			253,577
6,600	Altria Group, Inc.			173,580
1,356	British American Tobacco PLC - ADR			123,966
1,680	Imperial Tobacco Group PLC - ADR			116,239
				667,362
	AUTO MANUFACTURERS - 0.7%
7,280	Honda Motor Co. Ltd. - ADR			289,598

	BANKS - 0.8%
1,710	Bank of Montreal			107,456
2,350	Iberiabank Corp.			119,780
2,220	Royal Bank of Canada			119,281
				346,517
	BEVERAGES - 1.4%
2,695	Coca-Cola Co.			183,287
1,280	Diageo PLC - ADR			103,987
2,840	Molson Coors Brewing Co. Cl. B			127,942
2,800	PepsiCo, Inc.			179,312
				594,528
	BIOTECHNOLOGY - 0.5%
3,600	Amgen, Inc. * +			196,920

	CHEMICALS - 0.6%
3,680	Monsanto Co.			270,406

	COAL - 0.2%
2,866	Natural Resource Partners LP			89,677

	COMMERCIAL SERVICES - 0.8%
5,600	Ritchie Bros Auctioneers, Inc.			153,384
2,100	Visa, Inc. - Cl. A +			179,634
				333,018
	COMPUTERS - 0.9%
979	Apple, Inc. * +			382,280

	COSMETICS/PERSONAL CARE - 0.7%
1,540	Colgate-Palmolive Co.			129,945
2,745	Procter & Gamble Co.			168,790
				298,735
See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
Shares				Fair Value

	DIVERSIFIED FINANCIAL SERVICES - 0.6%
5,800	CBOE Holdings, Inc. +			$ 133,632
8,680	Charles Schwab Corp.			129,592
				263,224
	ELECTRIC - 0.7%
4,000	Exelon Corp.			176,280
2,660	FirstEnergy Corp.			118,769
				295,049
	ENERGY-ALTERNATE SOURCES - 0.3%
8,150	Covanta Holding Corp.			140,832

	ENTERTAINMENT - 0.2%
7,950	Regal Entertainment Group - Cl. A			101,681

	ENVIRONMENTAL CONTROL - 0.4%
2,200	Mine Safety Appliances Co.			75,064
5,760	US Ecology, Inc.			97,286
				172,350
	FOOD - 1.1%
2,930	Campbell Soup Co.			96,837
20,660	Dean Foods Co. *			227,673
4,540	Sysco Corp.			138,879
				463,389
	HEALTHCARE-PRODUCTS - 2.6%
1,240	Becton Dickinson and Co.			103,676
5,810	Covidien PLC +			295,090
3,160	Johnson & Johnson			204,736
4,560	Medtronic, Inc. +			164,388
8,710	Patterson Cos., Inc.			268,617
1,770	Stryker Corp.			96,182
				1,132,689
	HOUSEHOLD PRODUCTS/WARES - 0.2%
1,610	Kimberly-Clark Corp.			105,230

	INSURANCE - 1.8%
4,740	Arthur J Gallagher & Co.			133,289
8,390	Berkshire Hathaway, Inc. Cl. B *			622,286
				755,575
	INTERNET - 0.3%
210	Google, Inc. - Cl. A *			126,775

	IRON/STEEL - 0.3%
4,460	Nippon Steel Corp. - ADR			149,633

	MISCELLANEOUS MANUFACTURING - 0.3%
1,340	3M Co.			116,768

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
Shares				Fair Value

	OIL & GAS - 3.7%
13,950	Birchcliff Energy Ltd. *			$ 201,681
3,348	BP PLC - ADR			152,133
1,830	Chevron Corp. +			190,357
1,650	Devon Energy Corp. +			129,855
1,550	Diamond Offshore Drilling, Inc.			105,137
1,890	Ensco PLC - ADR			100,643
1,330	EOG Resources, Inc.			135,660
2,180	Exxon Mobil Corp.			173,942
4,270	Range Resources Corp.			278,233
2,860	Ultra Petroleum Corp. *			133,905
				1,601,546
	PHARMACEUTICALS - 1.5%
3,660	Abbott Laboratories			187,831
2,380	Novartis AG - ADR			145,656
8,520	Pfizer, Inc.			163,925
3,120	Roche Holding AG - ADR			139,058
				636,470
	PIPELINES - 0.4%
2,740	Spectra Energy Corp.			74,035
2,730	TransCanada Corp.			114,523
				188,558
	REAL ESTATE - 0.5%
7,090	Consolidated-Tomoka Land Co.			206,886

	REITS - 0.3%
5,610	Senior Housing Properties Trust			134,303

	RETAIL - 0.7%
1,372	McDonald's Corp.			118,651
1,770	Target Corp.			91,137
1,810	Wal-Mart Stores, Inc.			95,405
				305,193
	SAVINGS & LOANS - 0.9%
11,620	Capitol Federal Financial, Inc.			132,933
7,190	People's United Financial, Inc.			91,169
11,160	ViewPoint Financial Group			145,303
				369,405
	SEMICONDUCTORS - 0.7%
6,640	Intel Corp.			148,271
4,550	Linear Technology Corp.			133,315
				281,586
	SOFTWARE - 0.8%
4,510	Microsoft Corp.			123,574
6,570	Oracle Corp.			200,911

				324,485
See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
Shares				Fair Value

	TELECOMMUNICATIONS - 1.7%
24,300	Cisco Systems, Inc.			$ 388,071
3,790	Rogers Communications, Inc. Cl. B			144,626
5,910	Verizon Communications, Inc.			208,564
				741,261
	WATER - 0.2%
10,170	Consolidated Water Co. Ltd.			91,733

	TOTAL COMMON STOCK (Cost - $12,671,339)			12,420,619

	MUTUAL FUNDS - 24.5%
	ASSET ALLOCATION FUND - 3.3%
80,931	PIMCO All Asset All Authority Fund			896,712
41,118	PIMCO Global Multi-Asset Fund			501,234
				1,397,946
	COMMODITY FUND - 2.2%
3,953	Direxion Commodity Trends Strategy Fund *			103,441
30,794	Rydex Series - Long/Short Commodities Strategy Fund			859,152
				962,593
	CURRENCY FUND - 3.2%
46,272	Financial Trends Strategy Fund *			1,347,447

	DEBT FUND - 12.8%
59,964	DoubleLine Total Return Bond Fund			665,000
145,540	FPA New Income, Inc.			1,574,745
80,508	PIMCO Total Return Fund			893,636
59,695	PIMCO Unconstrained Bond Fund			662,015
151,556	Third Avenue Focused Credit Fund			1,708,031
				5,503,427
	EMERGING MARKETS FUND - 1.8%
53,621	Matthews Asia Dividend Fund			779,115

	EQUITY FUND - 0.3%
11,588	Leuthold Global Clean Technology Fund *			117,041

	INTERNATIONAL FUND - 0.9%
29,064	Oakmark International Small Cap Fund			405,153

	TOTAL MUTUAL FUNDS (Cost - $10,569,768)			10,512,722

	CLOSED-END FUND - 2.2%
	MUNICIPAL BONDS - 2.2%
51,920	BlackRock Build America Bond Trust			955,847
	TOTAL CLOSED-END FUND (Cost - $919,352)

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011
Shares				Fair Value

	EXCHANGE TRADED FUNDS - 27.8%
	ASSET ALLOCATION FUNDS - 2.7%
2,190	CurrencyShares Canadian Dollar Trust			$ 227,935
18,400	WisdomTree Managed Futures Strategy Fund *			925,888
				1,153,823
	COMMODITY FUNDS - 6.6%
3,740	ETFS Gold Trust *			603,486
13,760	GreenHaven Continous Commodity Index Fund *			474,307
24,438	iShares Silver Trust * +			948,928
5,126	SPDR Gold Shares * +			812,010
				2,838,731
	DEBT FUNDS - 2.6%
3,260	iShares Barclays 1-3 Year Treasury Bond Fund			275,405
3,500	iShares Barclays 20+ Year Treasury Bond Fund			342,790
5,100	PIMCO Enhanced Short Maturity Strategy Fund			515,253
				1,133,448
	EMERGING MARKETS FUNDS - 5.4%
4,370	EGShares Brazil Infrastructure ETF			107,153
5,680	Global X Brazil Mid Cap ETF			98,321
1,320	iShares MSCI Brazil Index Fund			93,139
1,990	Market Vectors Brazil Small-Cap ETF			105,709
10,360	Market Vectors Poland ETF			290,287
5,750	ProShares Short FTSE China 25 *			237,015
9,110	WisdomTree Emerging Markets Equity Income Fund			546,053
10,420	WisdomTree Emerging Markets SmallCap Dividend Fund			551,739
11,370	WisdomTree India Earnings Fund			265,376
				2,294,792
	ENERGY FUNDS - 0.7%
8,400	Global X Lithium ETF			165,984
3,680	JPMorgan Alerian MLP Index ETN			134,320
				300,304
	EQUITY FUNDS - 1.4%
6,250	iPATH S&P 500 VIX Mid-Term Futures ETN *			305,000
13,230	iPATH S&P 500 VIX Short-Term Futures ETN *			309,714
				614,714
	INTERNATIONAL FUND - 1.3%
13,580	Global X FTSE Nordic Region ETF			266,711
8,760	iShares MSCI Canada Index Fund			271,034
				537,745
	SHORT/INVERSE FUNDS - 7.1%
65,000	ProShares Short S&P500 *			2,712,450
12,400	ProShares Short SmallCap600 *			333,821
				3,046,271

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,175,822)			11,919,828

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011

Shares		Coupon Rate (%)	Maturity	Fair Value

	PREFERRED STOCK - 2.0%
	AUTO MANUFACTURERS - 2.0%
18,180	General Motors Co.	4.7500	12/1/2013	$ 840,098
	TOTAL PREFERRED STOCK (Cost - $1,002,939)
Principal Amount
	BONDS & NOTES - 6.2%
	AGRICULTURE - 0.2%
99,000	Reynolds American, Inc.	7.2500	6/1/2012	103,354

	BANKS - 1.8%
225,000	Ally Financial, Inc.	6.6250	5/15/2012	231,188
78,000	Ally Financial, Inc.	7.0000	10/15/2011	78,491
460,000	Goldman Sachs Group, Inc.	4.5000	5/15/2015	478,009
				787,688
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
347,000	Ford Motor Credit Co. LLC	7.2500	10/25/2011	351,337
70,000	Jefferies Group, Inc.	7.7500	3/15/2012	72,834
60,000	Jefferies Group, Inc.	8.5000	7/15/2019	71,700
				495,871
	FOOD - 0.8%
347,000	Dean Foods Co.	7.0000	6/1/2016	344,831

	OIL & GAS - 2.0%
858,000	BP Capital Markets PLC	1.5500	8/11/2011	858,232

	RETAIL - 0.2%
60,000	Best Buy Co., Inc.	6.7500	7/15/2013	65,472

	TOTAL BONDS & NOTES (Cost - $2,587,329)			2,655,448

	SHORT-TERM INVESTMENTS - 5.4%
	MONEY MARKET FUND - 5.4%
2,324,441	Goldman Sachs Financial Square Funds - Prime Obligations Fund, 0.01% **			2,324,441
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,324,441)

	TOTAL INVESTMENTS - 97.1% (Cost - $41,250,990) (a)			$ 41,629,003
	OTHER ASSETS LESS LIABILITIES - 2.9%			1,256,034
	NET ASSETS - 100.0%			$ 42,885,037

* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on July 31, 2011.
+ All or part of the security was held as collateral for written options as of July 31, 2011.
ADR - American Depositary Receipt
ETN - Exchange Traded Note
ETF - Exchange Traded Fund
MLP - Master Limited Partnership

See accompanying notes to financial statements.

Wade Core Destination Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2011

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including written options) is
$41,283,528 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 1,296,049
		Unrealized depreciation:		(1,041,446)
		Net unrealized appreciation:		$ 254,603

	WRITTEN OPTIONS - (0.2) %
Contracts	CALL OPTIONS			Fair Value
10	Amgen, Inc. Jan. 2012 @ 65			$ (310)
3	Apple, Inc. Jan. 2013 @ 350			(24,915)
15	CBOE Holdings Inc. Sept. 2011 @ 28			(75)
7	Chevron Corp. Jan. 2012 @ 110			(2,695)
13	Covidien PLC Oct. 2011 @ 60			(65)
8	Devon Energy Corp. Jan. 2012 @ 90			(1,912)
50	IShares Silver Trust Jan. 2012 @ 30			(50,000)
10	Medtronic, Inc. Jan. 2013 @ 50			(460)
15	SPDR Gold Trust Dec. 2011 @ 165			(7,500)
6	Visa, Inc. Jan. 2013 @ 105			(2,940)
	TOTAL WRITTEN OPTIONS (Premiums received $32,324)			$ (90,872)

*** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2011

ASSETS
Investment securities:
At cost	$ 41,250,990
At fair value	$ 41,629,003
Cash	1,017
Receivable for securities sold	4,441,645
Dividends and interest receivable	55,067
Prepaid expenses and other assets	7,262
TOTAL ASSETS	46,133,994

LIABILITIES
Payable for securities purchased	3,086,534
Investment advisory fees payable	36,918
Fees payable to other affiliates	8,894
Options written, at fair value (Proceeds $32,324)	90,872
Accrued expenses and other liabilities	25,739
TOTAL LIABILITIES	3,248,957
NET ASSETS	$ 42,885,037

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 37,760,823
Accumulated undistributed net investment income	324,521
Accumulated net realized gain from security transactions	4,480,228
Net unrealized appreciation of investments	319,465
NET ASSETS	$ 42,885,037

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 42,885,037
Shares of beneficial interest outstanding	3,282,550

Net asset value, offering and redemption price per share (a)	$ 13.06

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF OPERATIONS
July 31, 2011

INVESTMENT INCOME
Dividends (net of $4,913 foreign taxes withheld)	$ 1,171,157
Interest	248,735
TOTAL INVESTMENT INCOME	1,419,892

EXPENSES
Investment advisory fees	457,759
Administrative services fees	53,512
Accounting services fees	27,790
Professional fees	24,329
Transfer agent fees	22,666
Registration fees	16,595
Compliance officer fees	13,941
Custodian fees	10,050
Non 12b-1 shareholder services fees	9,016
Printing and postage expenses	5,973
Trustees' fees and expenses	5,013
Insurance expense	1,241
Other expenses	5,040
NET EXPENSES	652,925

NET INVESTMENT INCOME	766,967

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS AND OPTIONS WRITTEN
Net realized gain/loss from:
Security transactions	4,637,878
Options Written	(41,953)
Net realized gain from investments and options written	4,595,925

Distributions of long term realized gains from underlying investment companies	35,742

Net change in unrealized depreciation from:
Security transactions	(993,094)
Options Written	(58,548)
Net change in unrealized depreciation from investments and written options	(1,051,642)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS WRITTEN	3,580,025

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 4,346,992

Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2011	July 31, 2010
FROM OPERATIONS
Net investment income	$ 766,967	$ 440,656
Net realized gain from security transactions and options written	4,595,925	486,175
Distributions of long term realized gains from other investment companies	35,742	13,646
Net change in unrealized appreciation/depreciation of investments
and options written	(1,051,642)	1,042,959
Net increase in net assets resulting from operations	4,346,992	1,983,436

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(584,014)	(326,081)
From net realized gains	(630,243)	(216,214)
Net decrease in net assets from distributions to shareholders	(1,214,257)	(542,295)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	6,122,736	46,659,004
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,214,257	542,295
Redemption fee proceeds	94	70
Payments for shares redeemed	(14,603,925)	(7,893,983)
Net increase/decrease in net assets from shares of beneficial interest	(7,266,838)	39,307,386

TOTAL INCREASE/DECREASE IN NET ASSETS	(4,134,103)	40,748,527

NET ASSETS
Beginning of Year	47,019,140	6,270,613
End of Year *	$ 42,885,037	$ 47,019,140
* Includes undistributed net investment income of:	$ 324,521	$ 165,411

SHARE ACTIVITY
Investor Class:
Shares Sold	474,403	3,912,726
Shares Reinvested	94,642	44,378
Shares Redeemed	(1,133,349)	(647,192)
	(564,304)	3,309,912

See accompaying notes to financial statements.

Wade Core Destination Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended		Period Ended
	July 31, 2011	July 31, 2010		July 31, 2009 (1)

Net asset value, beginning of period	$ 12.22	$ 11.68		$ 10.00

Activity from investment operations:
Net investment gain (2,3)	0.22	0.13		0.11
Net realized and unrealized
gain on investments	0.95	0.56		1.59
Total from investment operations	1.17	0.69		1.70

Paid-in-capital from redemption fees	0.00	0.00		-

Less distributions from:
Net investment income	(0.16)	(0.09)		(0.02)
Net realized gains	(0.17)	(0.06)		-
Total distributions	(0.33)	(0.15)		(0.02)

Net asset value, end of period	$ 13.06	$ 12.22		$ 11.68

Total return (5)	9.67%	5.94%		17.02%	(6)

Net assets, end of period (000s)	$ 42,885	$ 47,019		$ 6,271

Ratio of gross expenses to average
net assets (7)	1.43%	1.47%		6.14%	(8)
Ratio of net expenses to average
net assets (7)	1.43%	1.74%	(9)	1.99%	(8)
Ratio of net investment income
net assets (7)	1.68%	1.05%		1.53%	(8)

Portfolio Turnover Rate	97%	155%		117%	(6)

(1)	The Wade Core Destination Fund Investor shares commenced operations on December 2, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4) Represents less than $0.005 per share.
(5)	Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
Assumes reinvestment of all dividends and distributions.
(6) Not annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

1.

ORGANIZATION

The Wade Core Destination Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to achieve total return.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the last reported bid price on the valuation date.  Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	12,420,619	-	-	12,420,619
Mutual Funds	10,512,722	-	-	10,512,722
Closed-End Fund	955,847	-	-	955,847
Exchange Traded Funds	11,919,828	-	-	11,919,828
Preferred Stock	840,098	-	-	840,098
Bonds & Notes	-	2,655,448	-	2,655,448
Money Market Funds	2,324,441	-	-	2,324,441
Total	38,973,555	2,655,448	-	41,629,003

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available form each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years (2009, 2010) or expected to be taken in the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended July 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $41,575,005 and $47,747,202, respectively.

Option Transactions - The Fund may purchase and write (i.e., sell) put and call options with varying expiration dates to limit risk in the Fund or to enhance investment return.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Fund may write call options only if it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.  Options with expiration dates greater than one year from issuance are Long-Term Equity Anticipation Securities (“LEAPS”) options, and follow the same structure as discussed below as options with shorter expiration dates.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

When a Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended July 31, 2011, the fund had net losses of $41,953, which are included in net realized gain/loss from options written in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the year ended July 31, 2011, were as follows:

Written Call Options:	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Options written	525	77,797
Options exercised	(366)	(43,345)
Options closed	(2)	(1,048)
Options expired	(20)	(1,080)
Options outstanding, end of period	137	$ 32,324

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Wade Financial Group, Inc. serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent services and custody administration services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.99% of the Fund’s average daily net assets for Investor Class shares through November 30, 2011.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class are subsequently less than 1.99% of average daily net assets, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99% of average daily net assets for the Investor Class shares. If Fund Operating Expenses attributable to the Investor Class shares subsequently exceed 1.99% of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges. The annual minimum is $15,000 per class and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the year ended January 31, 2011 were $1,834. The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended July 31, 2011, the Fund incurred expenses of $13,941 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended July 31, 2011, GemCom collected amounts totaling $6,660 for EDGAR and printing services performed.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended July 31, 2011, the Fund assessed $94 in redemption fees for the Investor Class.

Wade Core Destination Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2011

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The differences between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts and grantor trusts.

Permanent book and tax differences primarily attributable to adjustments for real estate investment trusts, grantor trusts, partnerships and foreign currency transactions, resulted in reclassification for the Fund for the year ended July 31, 2011 as follows: a decrease in undistributed net investment income of $23,843 and an increase in accumulated net realized gain from security transactions of $23,843.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending July 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the July 31, 2012 annual report.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENT

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

At a meeting of the Trust’s Board held on September 21, 2011, the Board approved effective on or about December 1, 2011 a proposal to change the name of the Fund from “Wade Core Destination Fund” to the ”Wade Tactical L/S Fund”.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Wade Core Destination Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wade Core Destination Fund (the “Fund”), a series of Northern Lights Fund Trust, as of July 31, 2011 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wade Core Destination Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

September 28, 2011

Wade Core Destination Fund

EXPENSE EXAMPLES (Unaudited)

July 31, 2011

As a shareholder of the Wade Core Destination Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wade Core Destination Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 through July 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Wade Core Destination Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period

Actual		2/1/10	7/31/2011	2/1/10 – 7/31/11*
Investor Class	1.42%	$1,000.00	$1,021.90	$7.12

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Hypothetical
(5% return before expenses)		2/1/10	7/31/2011	2/1/10 – 7/31/11*
	1.42%	$1,000.00	$1,017.75	$7.10

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – Wade Core Destination Fund

In connection with a regular meeting held on May 18, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Wade Financial Group, Inc.(“Wade” or the “Advisor”) and the Trust, on behalf of Wade Core Destination Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds;  (c) the overall organization of the Adviser and (d) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of Wade’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed Wade’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered Wade’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board considered the Fund’s performance against the performance of a peer group of funds selected by Wade  in Morningstar’s Fund of Funds/ETFs category.  The Board noted that the although the Fund’s performance for the 1-year period ended March 31, 2011 was below the average for the peer group, the Fund had outperformed certain funds in the peer group.  The Board also noted that the Fund’s absolute return since inception was more than 14%.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Board noted that the Fund’s advisory fee and expense ratio were higher than the average for the peer group, but were in line with or lower than certain funds in the peer group.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, the Board, including the Independent Trustees, concluded that the advisory fee is reasonable and the renewal of the Advisory Agreement is in the best interests of the Fund and the Fund’s shareholders.

Wade Core Destination Fund

SUPPLEMENTAL INFORMATION

July 31, 2011 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	94	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Independent Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	94	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-950-6WFG.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-950-6WFG or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-950-6WFG.

INVESTMENT ADVISOR

Wade Financial Group, Inc.

5500 Wayzata Boulevard, Suite 190

Minneapolis, MN 55416

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $13,000

2010 - $13,000

2009 - $13,000

(b)

Audit-Related Fees

2011 – None

2010 – None

2009 – None

(c)

Tax Fees

2011 - $2,000

2010 - $2,500

2009- $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/8/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/8/11